Exhibit 4.28

AMENDMENT NO. 2

TO

RETIREMENT SAVINGS TRUST AND PLAN

A PROTOTYPE PLAN SPONSORED BY

CALFEE, HALTER & GRISWOLD LLP

This Amendment No. 2 is executed as of the date set forth below by Calfee, Halter & Griswold LLP (hereinafter called the “Sponsor”);

WITNESSETH:

WHEREAS, the Sponsor previously adopted a Retirement Savings Trust and Plan in the form of a Prototype Plan (hereinafter called the “Trust and Plan”), which was most recently approved by the Internal Revenue Service on February 26, 2002; and

WHEREAS, the Sponsor previously adopted Amendment No. 1 to the Trust and Plan and its related Adoption Agreements to conform said documents with certain changes to the plan qualification requirements under Section 401(a) of the Internal Revenue Code which were made by the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”), as further amended by the Job Creation and Worker Assistance Act of 2002; and

WHEREAS, the Sponsor now desires to amend the Trust and Plan and the Adoption Agreements in order to further conform said documents with additional changes now required or permitted by EGTRRA and other new laws;

NOW, THEREFORE, pursuant to Section 28.1 of the Trust and Plan, the Sponsor hereby amends the Trust and Plan and the related Adoption Agreements (which are attached hereto and made a part hereof in the form of Exhibits A-2 and B-2), as follows:

PART I - AMENDMENTS TO THE TRUST AND PLAN

1.             Section 8.6 of Article 8 of the Trust and Plan is hereby amended, effective as of January 1, 2002, by the deletion of said Section 8.6 and the substitution in lieu thereof of a new Section 8.6 to read as follows:

“8.6         Deductibility Limit.

In no event shall the amount of all contributions by a Participating Company pursuant to Article 6 hereof, together with all amounts contributed by the Participating Companies to the Trustee pursuant to Participants’ elections under Section 5.1 hereof, exceed the maximum amount allowable as a deduction under Code Section 404(a)(3) or any statute of similar import, and, effective January 1, 2002, taking into account Section 616 of The Economic Growth and Tax Relief Reconciliation Act of 2001. Unless specifically authorized by the Board of the Participating Company, all such contributions are hereby expressly conditioned on their deductibility. Notwithstanding the foregoing, effective January 1, 2002, amounts contributed by the Participating Companies pursuant to Participants’ elections under Sections 5.1 and 5.8 hereof shall not be considered in determining the maximum amount allowable as a deduction under Code Section 404(a)(3), and the limit under Code Section 404(a)(7) shall not apply for any year in which no contributions (other than elective deferrals under Code Section 402(g)(3)) are made to the employer’s defined contribution plans. This limitation shall not apply to contributions which may be required in order to provide the minimum contributions described in Article 25 for any Plan Year in which the Participating Company is required to make a top-heavy contribution to a defined contribution plan which is maintained pursuant to an Adoption Agreement. Nor shall this limitation apply to contributions which may be required in order to recredit the Account of any rehired Participant whose Account is to be recredited with previously forfeited amounts as described in Section 15.6 hereof.”

2.             Section 18.5 of Article 18 of the Trust and Plan is hereby amended, effective as of January 1, 2002, by the deletion of the heading thereto and the substitution in lieu thereof of a new heading to read as follows:

“18.5       Restrictions on Distributions (Prior to the Effective Date of the 2002 Final and Temporary Code Section 401(a)(9) Regulations).”

3.             A new Section 18.5A of the Trust and Plan is hereby added, effective as of January 1, 2002, to read as follows:

“18.5A    Restrictions on Distributions (On and After the Effective Date of the 2002 Final and Temporary Code Section 401(a)(9) Regulations).”

(a)           General Rules

(i)            Effective Date. Unless an earlier effective date is specified in the Adoption Agreement, the provisions of this Section will apply for purposes of determining required minimum distributions for calendar years beginning with the 2003 calendar year.

(ii)           Coordination with Minimum Distribution Requirements Previously in Effect. If the Adoption Agreement specifies an effective date of this Section that is earlier than the date set forth in Paragraph 18.5A(a)(i), required minimum distributions for 2002 under this Section will be determined as follows. If the total amount of 2002 required minimum distributions under the Trust and Plan made to the distributee prior to the effective date of this Section equals or exceeds the required minimum distributions determined under this Section, then no additional distributions will be required to be made for 2002 on or after such date to the distributee. If the total amount of 2002 required minimum distributions under the Trust and Plan made to the distributee prior to the effective date of this Section is less than the amount determined under this Section, then required minimum distributions for 2002 on and after such date will be determined so that the total amount of required minimum distributions for 2002 made to the distributee will be the amount determined under this Section.

(iii)          Precedence. The requirements of this Section will take precedence over any inconsistent provisions of the Trust and Plan.

(iv)          Requirements of Treasury Regulations Incorporated. All distributions required under this Section will be determined and made in accordance with the Treasury regulations under Code Section 401(a)(9).

(v)           TEFRA Section 242(b)(2) Elections. Notwithstanding the other provisions of this Section, distributions may be made under a designation made before January 1, 1984, in accordance with Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act (TEFRA) and the provisions of the Trust and Plan that relate to Section 242(b)(2) of TEFRA.

(b)           Time and Manner of Distribution.

(i)            Required Beginning Date. The Participant’s entire interest will be distributed, or begin to be distributed, to the Participant no later than the Participant’s Required Beginning Date, as defined in Section 18.5A(e)(v), below.

(ii)           Death of Participant Before Distributions Begin. If the Participant dies before distributions begin, the Participant’s entire interest will be distributed, or begin to be distributed, no later than as follows:

(A)          If the Participant’s surviving spouse is the participant’s sole designated Beneficiary, then distributions to the surviving souse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70 1/2, if later.

(I)            Alternatively, the Participant or surviving spouse Beneficiary may elect to have the Participant’s entire interest distributed to such surviving spouse Beneficiary by December 31 of the calendar year containing the fifth anniversary of the Participant’s death. The election must be made no later than the earlier of September 30 of the calendar year in which distribution would be required to begin under the preceding Subparagraph (A) or by September 30 of the calendar year which contains the fifth anniversary of the Participant’s (or, if applicable, surviving spouse’s) death. If the Participant’s surviving spouse is the Participant’s sole designated Beneficiary, and an election is made in accordance with this Subparagraph (I) and the surviving spouse dies after the Participant but before distributions to either the Participant or the surviving spouse begin, this election will apply as if the surviving spouse were the Participant.

(B)           If the Participant’s surviving spouse is not the Participant’s sole designated Beneficiary, then distributions to the designated Beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died.

(I)            Alternatively, the Participant or Beneficiary may elect to have the Participant’s entire interest distributed to such Beneficiary by December 31 of the calendar year containing the fifth anniversary of the Participant’s death. The election must be made no later than the earlier of September 30 of the calendar year in which distribution would be required to begin under the preceding Subparagraph (B) or by September 30 of the calendar year which contains the fifth anniversary of the Participant’s death.

(C)           If there is no designated Beneficiary as of September 30 of the calendar year following the calendar year of the Participant’s death, the Participant’s entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death.

(D)          If the Participant’s surviving spouse is the Participant’s sole designated Beneficiary and the surviving spouse dies after the Participant but before distributions to the surviving spouse begin, this Paragraph (b)(ii) (other than Subparagraph (A)), will apply as if the surviving spouse were the Participant.

For purposes of this Paragraph (b)(ii) and Section 18.5A(d) (unless Subparagraph (D) of this Paragraph (b)(ii) applies), distributions are considered to begin on the Participant’s Required Beginning Date. If Subparagraph (D)  applies, distributions are considered to begin on the date distributions are required to begin to the surviving spouse under Subparagraph (A) of this Paragraph (b)(ii). If distributions under an annuity purchased from an insurance company irrevocably commence to the Participant before the Participant’s Required Beginning Date (or to the Participant’s surviving spouse before the date distributions are required to begin to the surviving spouse under Subparagraph (A)), the date distributions are considered to begin is the date distributions actually commence.

(iii)          Forms of Distribution. Unless the Participant’s interest is distributed in the form of an annuity purchased from an insurance company or in a single lump sum on or before the Required Beginning Date, as of the first distribution calendar year distributions will be made in accordance with Section 18.5A(c) and (d). If the Participant’s interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of Code Section 401(a)(9).

(c)           Required Minimum Distributions During Participant’s Lifetime.

(i)            Amount of Required Minimum Distribution For Each Distribution Calendar Year. During the Participant’s lifetime, the minimum amount that will be distributed for each distribution calendar year is the lesser of:

(A)          the quotient obtained by dividing the Participant’s account balance by the distribution period in the Uniform Lifetime Table set forth in

Section 1.401(a)(9)-9 of the Treasury Regulations, using the Participant’s age as of the Participant’s birthday in the distribution calendar year; or

(B)          if the Participant’s sole designated Beneficiary for the distribution calendar year is the Participant’s spouse, the quotient obtained by dividing the Participant’s account balance by the number in the Joint and Last Survivor Table set forth in Section 1.401(a)(9)-9 of the Treasury Regulations, using the Participant’s and spouse’s attained ages as of the Participant’s and spouse’s birthdays in the distribution calendar year.

(ii)           Lifetime Required Minimum Distributions Continue Through Year of Participant’s Death. Required minimum distributions will be determined under this Subsection (c) beginning with the first distribution calendar year and up to and including the distribution calendar year that includes the Participant’s date of death.

(d)           Required Minimum Distributions After Participant’s Death.

(i)            Death On or After Date Distributions Begin.

(A)          Participant Survived by Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is a designated Beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s account balance by the longer of the remaining life expectancy of the Participant or the remaining life expectancy of the Participant’s designated Beneficiary, determined as follows:

(I)            The Participant’s remaining life expectancy is calculated using the age of the Participant as of the Participant’s birthday in the calendar year of the Participant’s death, reduced by one for each subsequent calendar year.

(II)           If the Participant’s surviving spouse is the Participant’s sole designated Beneficiary, the remaining life expectancy of the surviving spouse is calculated for each distribution calendar year after the year of the Participant’s death using the surviving spouse’s age as of the spouse’s birthday in that year. For distribution calendar years after the year of the surviving spouse’s death, the remaining life expectancy of the surviving spouse is calculated using the age of the surviving spouse as of the spouse’s birthday in the calendar year of the spouse’s death, reduced by one for each subsequent calendar year.

(III)         If the Participant’s surviving spouse is not the Participant’s sole designated Beneficiary, the designated Beneficiary’s remaining life expectancy is calculated using the age of the Beneficiary in the calendar year following the calendar year of the Participant’s death, reduced by one for each subsequent calendar year.

(B)           No Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is no designated Beneficiary as of September 30 of the year after the year of the Participant’s death, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s account balance by the Participant’s remaining life expectancy calculated using the age of the Participant in the calendar year of death, reduced by one for each subsequent calendar year.

(ii)           Death Before Date Distributions Begin.

(A)          Participant Survived by Designated Beneficiary. If the Participant dies before the date distributions begin and there is a designated Beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s account balance by the remaining life expectancy of the Participant’s designated Beneficiary, determined as provided in the preceding Paragraph (i).

(I)            In the event that the Participant or the Participant’s designated Beneficiary makes an election under Subparagraphs (A) or (B) of Section 18.5A(b)(ii) to have the Participant’s entire interest distributed to the Beneficiary by December 31 of the calendar year containing the fifth anniversary of the Participant’s death, distributions will be made in accordance with such election and the provisions of Subparagraph (A) or (B), as applicable.

(B)           No Designated Beneficiary. If the Participant dies before the date distributions begin and there is no designated Beneficiary as of September 30 of the calendar year following the calendar year of the Participant’s death, distribution of the Participant’s entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death.

(C)           Death of Surviving Spouse Before Distributions to Surviving Spouse Are Required to Begin. If the Participant dies before the date distributions begin, the Participant’s surviving spouse is the Participant’s sole designated Beneficiary, and the surviving spouse dies before distributions are required to begin to the surviving spouse under Paragraph (A) of Section 18.5A(b)(ii)(A), this Paragraph (ii) will apply as if the surviving spouse were the Participant.

(e)           Definitions.

(ii)           Designated Beneficiary. The individual who is designated as the Beneficiary under Section 2.9 of the Trust and Plan and is the designated Beneficiary under Code Section 401(a)(9) and Section 1.401(a)(9)-1, Q&A-4, of the Treasury Regulations.

(ii)           Distribution calendar year. A calendar year for which a minimum distribution is required. For distributions beginning before the Participant’s death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant’s Required Beginning Date. For distributions beginning after the Participant’s death, the first distribution calendar year is the calendar year in which distributions are required to begin under Section 18.5A(b)(ii). The required minimum distribution for the Participant’s first distribution calendar year will be made on or before the Participant’s Required Beginning Date. The required minimum distribution for other distribution calendar years, including the required minimum distribution for the distribution calendar year in which the Participant’s Required Beginning Date occurs, will be made on or before December 31 of that distribution calendar year.

(iii)          Life expectancy. Life expectancy as computed by use of the Single Life Table in Section 1.401(a)(9)-9 of the Treasury Regulations.

(iv)          Participant’s account balance. The account balance as of the last valuation date in the calendar year immediately preceding the distribution calendar year (valuation calendar year) increased by the amount of any contributions made and allocated or forfeitures allocated to the account balance as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date. The account balance for the valuation calendar year includes any amounts rolled or transferred to the Trust and Plan either in the valuation calendar year or in the distribution calendar year if distributed or transferred in the valuation calendar year.

(v)           Required Beginning Date. The date specified in Section 18.5(a) of the Trust and Plan, to the extent consistent with Section 401(a)(9)(C)(i) of the Code.”

4.             Section 18A.10 of Article 18A of the Trust and Plan is hereby amended, effective as of January 1, 2002, by the deletion of the heading thereto and the substitution in lieu thereof of a new heading to read as follows:

“18A.10  Restrictions on Distributions (Prior to the Effective Date of the 2002 Final and Temporary Code Section 401(a)(9) Regulations).”

5.             A new Section 18A.10A of the Trust and Plan is hereby added, effective as of January 1, 2002, to read as follows:

“18A.10A              Restrictions on Distributions (On and After the Effective Date of the 2002 Final and Temporary Code Section 401(a)(9) Regulations).”

(a)           General Rules

(i)            Effective Date. Unless an earlier effective date is specified in the Adoption Agreement, the provisions of this Section will apply for purposes of determining required minimum distributions for calendar years beginning with the 2003 calendar year.

(ii)           Coordination with Minimum Distribution Requirements Previously in Effect. If the Adoption Agreement specifies an effective date of this Section that is earlier than the date set forth in Paragraph 18A.10A(a)(i), required minimum distributions for 2002 under this Section will be determined as follows. If the total amount of 2002 required minimum distributions under the Trust and Plan made to the distributee prior to the effective date of this Section equals or exceeds the required minimum distributions determined under this Section, then no additional distributions will be required to be made for 2002 on or after such date to the distributee. If the total amount of 2002 required minimum distributions under the Trust and Plan made to the distributee prior to the effective date of this Section is less than the amount determined under this Section, then required minimum distributions for 2002 on and after such date will be determined so that the total amount of required minimum distributions for 2002 made to the distributee will be the amount determined under this Section.

(iii)          Precedence. The requirements of this Section will take precedence over any inconsistent provisions of the Trust and Plan.

(iv)          Requirements of Treasury Regulations Incorporated. All distributions required under this Section will be determined and made in accordance with the Treasury regulations under Code Section 401(a)(9).

(v)           TEFRA Section 242(b)(2) Elections. Notwithstanding the other provisions of this Section, distributions may be made under a designation made before January 1, 1984, in accordance with Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act (TEFRA) and the provisions of the Trust and Plan that relate to Section 242(b)(2) of TEFRA.

(b)           Time and Manner of Distribution.

(i)            Required Beginning Date. The Participant’s entire interest will be distributed, or begin to be distributed, to the Participant no later than the Participant’s Required Beginning Date, as defined in Section 18A.10A(e)(v), below.

(ii)           Death of Participant Before Distributions Begin. If the Participant dies before distributions begin, the Participant’s entire interest will be distributed, or begin to be distributed, no later than as follows:

(A)          If the Participant’s surviving spouse is the participant’s sole designated Beneficiary, then distributions to the surviving souse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70 1/2, if later.

(I)            Alternatively, the Participant or surviving spouse Beneficiary may elect to have the Participant’s entire interest distributed to such surviving spouse Beneficiary by December 31 of the calendar year containing the fifth anniversary of the Participant’s death. The election must be made no later than the earlier of September 30 of the calendar year in which distribution would be required to begin under the preceding Subparagraph (A) or by September 30 of the calendar year which contains the fifth anniversary of the Participant’s (or, if applicable, surviving spouse’s) death. If the Participant’s surviving spouse is the Participant’s sole designated Beneficiary, and an election is made in accordance with this Subparagraph (I) and the surviving spouse dies after the Participant but before distributions to either the Participant or the surviving spouse begin, this election will apply as if the surviving spouse were the Participant.

(B)           If the Participant’s surviving spouse is not the Participant’s sole designated Beneficiary, then distributions to the designated Beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died.

(I)            Alternatively, the Participant or Beneficiary may elect to have the Participant’s entire interest distributed to such Beneficiary by December 31 of the calendar year containing the fifth anniversary of the Participant’s death. The election must be made no later than the earlier of September 30 of the calendar year in which distribution would be required to begin under the preceding Subparagraph (B) or by September 30 of the calendar year which contains the fifth anniversary of the Participant’s death.

(C)           If there is no designated Beneficiary as of September 30 of the calendar year following the calendar year of the Participant’s death, the Participant’s entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death.

(D)          If the Participant’s surviving spouse is the Participant’s sole designated Beneficiary and the surviving spouse dies after the Participant but before distributions to the surviving spouse begin, this Paragraph (b)(ii) (other than Subparagraph (A)), will apply as if the surviving spouse were the Participant.

For purposes of this Paragraph (b)(ii) and Section 18A.10A(d) (unless Subparagraph (D) of this Paragraph (b)(ii) applies), distributions are considered to begin on the Participant’s Required Beginning Date. If Subparagraph (D)  applies, distributions are considered to begin on the date distributions are required to begin to the surviving spouse under Subparagraph (A) of this Paragraph (b)(ii). If distributions under an annuity purchased from an insurance company irrevocably commence to the Participant before the Participant’s Required Beginning Date (or to the Participant’s surviving spouse before the date distributions are required to begin to the surviving spouse under Subparagraph (A)), the date distributions are considered to begin is the date distributions actually commence.

(iii)          Forms of Distribution. Unless the Participant’s interest is distributed in the form of an annuity purchased from an insurance company or in a single lump sum on or before the Required Beginning Date, as of the first distribution calendar year distributions will be made in accordance with Section 18A.10A(c) and (d). If the Participant’s interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of Code Section 401(a)(9).

(c)           Required Minimum Distributions During Participant’s Lifetime.

(i)            Amount of Required Minimum Distribution For Each Distribution Calendar Year. During the Participant’s lifetime, the minimum amount that will be distributed for each distribution calendar year is the lesser of:

(A)          the quotient obtained by dividing the Participant’s account balance by the distribution period in the Uniform Lifetime Table set forth in Section 1.401(a)(9)-9 of the Treasury Regulations, using the Participant’s age as of the Participant’s birthday in the distribution calendar year; or

(B)          if the Participant’s sole designated Beneficiary for the distribution calendar year is the Participant’s spouse, the quotient obtained by dividing the Participant’s account balance by the number in the Joint and Last Survivor Table set forth in Section 1.401(a)(9)-9 of the Treasury Regulations, using the Participant’s and spouse’s attained ages as of the Participant’s and spouse’s birthdays in the distribution calendar year.

(ii)           Lifetime Required Minimum Distributions Continue Through Year of Participant’s Death. Required minimum distributions will be determined under this Subsection (c) beginning with the first distribution calendar year and up to and including the distribution calendar year that includes the Participant’s date of death.

(d)           Required Minimum Distributions After Participant’s Death.

(i)            Death On or After Date Distributions Begin.

(A)          Participant Survived by Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is a designated Beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s account balance by the longer of the remaining life expectancy of the Participant or the remaining life expectancy of the Participant’s designated Beneficiary, determined as follows:

(I)            The Participant’s remaining life expectancy is calculated using the age of the Participant as of the Participant’s birthday in the calendar year of Participant’s death, reduced by one for each subsequent calendar year.

(II)           If the Participant’s surviving spouse is the Participant’s sole designated Beneficiary, the remaining life expectancy of the surviving spouse is calculated for each distribution calendar year after the year of the Participant’s death using the surviving spouse’s age as of the spouse’s birthday in that year. For distribution calendar years after the year of the surviving spouse’s death, the remaining life expectancy of the surviving spouse is calculated using the age of the surviving spouse as of the spouse’s birthday in the calendar year of the spouse’s death, reduced by one for each subsequent calendar year.

(III)         If the Participant’s surviving spouse is not the Participant’s sole designated Beneficiary, the designated Beneficiary’s remaining life expectancy is calculated using the age of the Beneficiary in the calendar year following the calendar year of the Participant’s death, reduced by one for each subsequent calendar year.

(B)           No Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is no designated Beneficiary as of September 30 of the year after the year of the Participant’s death, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s account balance by the Participant’s remaining life expectancy calculated using the age of the Participant in the calendar year of death, reduced by one for each subsequent calendar year.

(ii)           Death Before Date Distributions Begin.

(A)          Participant Survived by Designated Beneficiary. If the Participant dies before the date distributions begin and there is a designated Beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s account balance by the remaining life expectancy of the Participant’s designated Beneficiary, determined as provided in the preceding Paragraph (i).

(I)            In the event that the Participant or the Participant’s designated Beneficiary makes an election under Subparagraphs (A) or (B) of Section 18A.10A(b)(ii) to have the Participant’s entire interest distributed to the Beneficiary by December 31 of the calendar year containing the fifth anniversary of the Participant’s death, distributions will be made in accordance with such election and the provisions of Subparagraph (A) or (B), as applicable.

(B)           No Designated Beneficiary. If the Participant dies before the date distributions begin and there is no designated Beneficiary as of September 30 of the calendar year following the calendar year of the Participant’s death, distribution of the Participant’s entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death.

(C)           Death of Surviving Spouse Before Distributions to Surviving Spouse Are Required to Begin. If the Participant dies before the date distributions begin, the Participant’s surviving spouse is the Participant’s sole designated Beneficiary, and the surviving spouse dies before distributions are required to begin to the surviving spouse under Paragraph (A) of Section 18A.10A(b)(ii)(A), this Paragraph (ii) will apply as if the surviving spouse were the Participant.

(e)           Definitions.

(ii)           Designated Beneficiary. The individual who is designated as the Beneficiary under Section 2.9 of the Trust and Plan and is the designated Beneficiary under Code Section 401(a)(9) and Section 1.401(a)(9)-1, Q&A-4, of the Treasury Regulations.

(ii)           Distribution calendar year. A calendar year for which a minimum distribution is required. For distributions beginning before the Participant’s death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant’s Required Beginning Date. For distributions beginning after the Participant’s death, the first distribution calendar year is the calendar year in which distributions are required to begin under Section 18A.10A(b)(ii). The required minimum distribution for the Participant’s first distribution calendar year will be made on or before the Participant’s Required Beginning Date. The required minimum distribution for other distribution calendar years, including the required minimum distribution for the distribution calendar year in which the Participant’s Required Beginning Date occurs, will be made on or before December 31 of that distribution calendar year.

(iii)          Life expectancy. Life expectancy as computed by use of the Single Life Table in Section 1.401(a)(9)-9 of the Treasury Regulations.

(iv)          Participant’s account balance. The account balance as of the last valuation date in the calendar year immediately preceding the distribution calendar year (valuation calendar year) increased by the amount of any contributions made and allocated or forfeitures allocated to the account balance as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date. The account balance for the valuation calendar year includes any amounts rolled or transferred to the Trust and Plan either in the valuation calendar year or in the distribution calendar year if distributed or transferred in the valuation calendar year.

(v)           Required Beginning Date. The date specified in Section 18A.10(a) of the Trust and Plan, to the extent consistent with Section 401(a)(9)(C)(i) of the Code.”

6.             Section 22.1 of Article 22 of the Trust and Plan is hereby amended, effective as of January 1, 1999, by the deletion of paragraph (c) thereof and the substitution in lieu thereof of a new paragraph (c) to read as follows:

“(c)         Upon direction by the Company, to invest or reinvest all or a portion of the Trust Fund in qualifying employer securities and/or qualifying employer real estate as such terms are defined in Code Section 4975, as amended, and Section 407(d) of ERISA, which investment may constitute more than ten percent (10%) of the fair market value of the assets of the Trust Fund if permitted by Section 1524(b) of the Taxpayer Relief Act of 1977 (as amended by Section 655 of the Economic Growth and Tax Relief Reconciliation Act of 2001), and to retain, or to sell, exchange or otherwise dispose of any such securities or real estate held in this Trust Fund. In the event of any such investment, the Trustee shall file with the appropriate District Director of Internal Revenue such returns and other information as shall be required from time to time by the Code, as amended, and valid regulations, rulings and procedures thereunder;”

PART II - AMENDMENTS TO ADOPTION AGREEMENT #001

1.             Adoption Agreement #001 is hereby amended as set forth in Exhibit A-2 attached hereto and made a part hereof, effective as of the dates set forth in said Exhibit A-2.

PART III - AMENDMENTS TO ADOPTION AGREEMENT #002

1.             Adoption Agreement #002 is hereby amended as set forth in Exhibit B-2 attached hereto and made a part hereof, effective as of the dates set forth in said Exhibit B-2.

IN WITNESS WHEREOF, the Sponsor, by its duly authorized representative hereby executes this Amendment No. 2 this                day of                                      , 2003.

CALFEE, HALTER & GRISWOLD LLP

(“Sponsor”)

By: